SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: April 10, 1998
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(Date of earliest event reported)


                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                       33-08328                    04-3310019
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(State or Other                   (Commission               (I.R.S. Employer
Jurisdiction of                  File Number)              Identification No.)
 Incorporation



         One International Place - Room 520, Boston, Massachusetts 02110
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (617) 951-7690



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Item 5. Other Events.

     On March 30, 1998, the Deutsche Mortgage & Asset Receiving Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement dated as of March 1, 1998 (the "Pooling and Servicing Agreement") by and among the Company, Banc One Mortgage Capital Markets, LLC, as servicer and as special servicer, LaSalle National Bank, as trustee and ABN AMRO Bank N.V., as fiscal agent of Deutsche Mortgage & Asset Receiving Corporation, Commercial Pass-Through Certificates, Series 1998-C1 (the "Certificates"), issued in 18 classes: the Class A-1, Class A-2, Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class Q-1, Class Q-2, Class R and Class LR Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

                      Item 601(a) of Regulation S-K
 Exhibit No.                    Exhibit No.                      Description
 -----------                    -----------                      -----------

      1                             4                 Pooling and  Servicing
                                                      Agreement  dated as of
                                                      March 1,  1998.

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                         DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION


                         By:    /s/Nancy D. Smith
                                -----------------
                                Nancy D. Smith
                                President

Date:  April 10, 1998